DRIEHAUS MUTUAL FUNDS

(the “Trust”)

Driehaus International Discovery Fund *DRIDX

(the “Fund”)

SUPPLEMENT DATED MARCH 9, 2015

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND

DATED APRIL 30, 2014, AS SUPPLEMENTED JUNE 9, 2014, SEPTEMBER 12, 2014 AND

OCTOBER 23, 2014

On February 11, 2015, a majority of the shareholders of the Driehaus International Discovery Fund (the “Fund”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets and liabilities of the Fund to the Driehaus International Small Cap Growth Fund (the “International Small Cap Growth Fund”) solely in exchange for shares of the International Small Cap Growth Fund. Pursuant to the Plan, after the close of business on March 6, 2015, all shares of the International Small Cap Growth Fund received by the Fund were distributed pro rata to the Fund’s shareholders in complete liquidation of the Fund and the Fund will proceed to terminate. Accordingly, all references to the Fund in the Prospectus and SAI are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.